                                                                      EXHIBIT 10


                             JOINT FILING AGREEMENT

                  The undersigned hereby agree to file jointly the Statement on
Schedule 13D (the "Schedule") relating to the Common Stock of Davel Holdings, Inc. and any further amendments thereto which may be deemed necessary pursuant to Regulation 13D or G promulgated under Section 13 of the Securities Exchange Act of 1934, as amended.

                  It is understood and agreed that a copy of this Agreement shall be attached as an exhibit to this Statement, filed upon behalf of each of the parties hereto.

                  This Agreement may be executed in multiple counterparts, each of which shall constitute an original, one and the same instrument.

                  IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of January 4, 1999.

                                   UBS CAPITAL II LLC


                                   By: /s/ Michael Greene
                                      ------------------------------
                                      Name: Michael Greene
                                      Title: Partner

                                   By: /s/ Marc Unger
                                      ------------------------------
                                      Name: Marc Unger
                                      Title: Chief Financial Officer

                                   UBS CAPITAL HOLDINGS LLC


                                   By: /s/ Michael Greene
                                      ------------------------------
                                      Name: Michael Greene
                                      Title: President

                                   By: /s/ Marc Unger
                                      ------------------------------
                                      Name: Marc Unger
                                      Title: Chief Financial Officer

                                   UBS AG


                                   By: /s/ Lewis Eber
                                      ----------------------------
                                      Name: Lewis Eber
                                      Title: Executive Director


                                   By: /s/ Janet Zimmer
                                      ----------------------------
                                      Name: Janet Zimmer
                                      Title: Executive Director


                                                                   Page 46 of 46